THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

March __, 2008

BEAMZ INTERACTIVE, INC.

Warrant for the Purchase of Shares of Common Stock

No. W-___

For value received, this Warrant is hereby issued by Beamz Interactive, Inc., a Delaware corporation (the “Company”), to _______________________ (the “Holder”). Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase from the Company fully paid and non-assessable shares of Common Stock, at a price of $0.50 per share (the “Exercise Price”). This Warrant is being issued in conjunction with that certain Loan and Security Agreement, dated as of March ___, 2008, by and between the Company, Holder and certain other persons (the “Loan and Security Agreement”).

The term “Common Stock” means the Common Stock, par value $0.001 per share, of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock.”

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations, and provisions set forth herein. The date of this Warrant shall be referred to as the “Base Date.”

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1.          Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised in whole or in part, pursuant to the procedures provided below, at any time on or before the earlier of (a) March __, 2018, (b) the consummation of a Sale Event (as defined in the Loan and Security Agreement); or (c) the closing of the sale and issuance of shares of Common Stock of the Company in a firm commitment underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the gross proceeds of which are at least $10,000,000 at a per share price of not less than $10.00 (following appropriate adjustment in the event of any stock dividends, stock splits, combination or other similar recapitalization affecting such shares) or, if such day is a day on which banking institutions in Arizona are authorized by law to close, then on the next succeeding day that shall not be such a day. The Company shall give each Holder at least 30 days written notice prior to any event described in subsections (b) and (c) in this Section 1. To exercise this Warrant, the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form attached hereto duly executed by the Holder and accompanied by payment (either (x) in cash or by check, payable to the order of the Company, (y) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, or (z) by a combination of (x) or (y)), of the aggregate Exercise Price for the total aggregate number of shares for which this Warrant is exercised. Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price for the shares to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Common Stock to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

2.          Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where	X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B =	the Exercise Price (as adjusted to the date of such calculation)

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3.          Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company from time to time receivable upon exercise of this Warrant. The Company represents, warrants, covenants and agrees that all such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid, and non-assessable and free of all preemptive rights. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Company will in good faith use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Company shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Company.

4.          Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value (as defined below) of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

5.          Fair Market Value. For purposes of this Warrant, the fair market value of one share of Common Stock on the date of calculation shall mean:

(a)          if the exercise is in connection with an initial public offering of the Common Stock of the Company, and if the Company’s Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial “Price to Public” per share specified in the final prospectus with respect to the offering;

(b)          if the Common Stock is traded on a securities exchange or actively traded over-the-counter on the date of calculation:

(i)          if the Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a 30 day period ending three days before the date of calculation; or

(ii)         if the Company’s Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the 30 day period ending three days before the date of calculation; or

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(c)          if neither (a) nor (b) is applicable, the fair market value of Common Stock shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 1(b), in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of such stock pursuant to such acquisition.

6.          Loss of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

7.          Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant. However, the Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

8.          Adjustments.

8.1           Adjustment for Recapitalization. If the Company shall at any time after the Base Date subdivide its outstanding shares of Common Stock by recapitalization, reclassification, or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the Base Date combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section 8.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 8.1, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

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8.2           Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, or in the case the Company shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation on or after the date hereof, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; and in each such case, the terms of this Section 8.2 shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

8.3           Certificate as to Adjustments. The adjustments provided in this Section 8 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each Holder.

8.4           Notices of Record Date, Etc. In the event that:

(a)          the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities; or

(b)          the Company authorizes any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the property, assets or business of the Company to another corporation or entity; or

(c)          the Company authorizes any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding up. Such notice shall be mailed at least 30 days prior to the date therein specified.

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8.5           No Impairment. The Company shall not by any action including, without limitation, amending the Company’s Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (i) not amend or modify any provision of the Certificate of Incorporation or Bylaws of the Company in any manner that would adversely affect the rights of the Holders of the Warrants in their capacity as Holders of the Warrants, (ii) take all such action as may be reasonably necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iii) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Warrant.

9.          Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock may not be sold, transferred, pledged, hypothecated, or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

10.         Legend. Except as provided below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

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The Company agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above, if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request and that legend removal is appropriate under applicable federal and state securities laws. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act and the Holder has provided to the Company a representation letter stating that it will comply with any prospectus delivery requirements, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 10, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws. The restrictions on transfer contained in this Section 10 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant.

11.         Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally, or delivered electronically, or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party shown on the books of the Company, or if to the Company, the President, at the address set forth on the signature page hereof, Attn: President, or at such other address of which the Company or the Holder has been advised by notice hereunder.

12.         Applicable Law. This Warrant, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be interpreted, construed, and enforced in accordance with the laws of the state of Delaware, without regard to its choice of law principles.

13.         Remedies. The Company stipulates that the remedies at law of the. Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14.         Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holders of Warrant Stock. Subject to the transfer restrictions herein (including Section 9), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

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15.         Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

16.         Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BEAMZ INTERACTIVE, INC.

By:
Michael Gaumond,
Chief Executive Office and President

Address:

14350 North 87th Street, Suite 145
Scottsdale, AZ 85260

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WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase ______________ shares of the Common Stock of Beamz Interactive, Inc., a Delaware corporation, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $____________ in payment therefor, or (ii) exercise this Warrant for the purchase of ___________ shares of Common Stock, pursuant to the provisions of Section 2 of the attached Warrant. The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

Signature
Print Name:

Signature, if jointly held
Print Name:

Date

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ASSIGNMENT FORM

FOR VALUE RECEIVED ________________________ (“Assignor”) hereby sells, assigns, and transfers unto __________________________(“Assignee”) all of Assignor’s right, title, and interest in, to and under Warrant No. W-____ issued by Beamz Interactive, Inc., dated _____________.

DATED: _______________

ASSIGNOR:

Signature
Print Name:

Signature, if jointly held
Print Name:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

ASSIGNEE:

Signature
Print Name:

Signature, if jointly held
Print Name:

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